November 19, 2018
TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE PREMIUM YIELD EQUITY FUND (the “Fund”)

Supplement to the Statement of Additional Information dated January 30, 2018

On July 19, 2018, Miller/Howard Investments, Inc., which serves as the sub-advisor to the Fund, announced that its stockholders agreed to sell 100% of their stock to an Employee Stock Ownership Plan. The transaction closed on November 15, 2018.

Accordingly, effective immediately, the seventh bullet under the section of the Fund's Statement of Additional Information entitled “The Sub-Advisors and Portfolio Managers”, under the heading “Sub-Advisor Control”, is hereby deleted and replaced with the following:

•
Miller/Howard Investments, Inc. (“Miller/Howard”) is an SEC registered investment adviser. Miller/Howard is owned by its employees through an Employee Stock Ownership Plan (“ESOP”). The ESOP holds in Trust, through an institutional trustee, all of the equity exclusively for the benefit of all current and future employees of Miller/Howard.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TPYAX-1811